Broadridge Financial Solutions, Inc. Acquisition of DST’s North American Customer Communications Business June 14, 2016

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2 © 2016 | Acquisition Overview • Broadridge to acquire DST’s North American Customer Communications (NACC) business for $410M1 in cash • Creates North America’s premier customer communications technology platform • Acquisition creates compelling opportunities in the near, medium and long term for Broadridge Note 1: Subject to customary working capital and other closing adjustments.

3 © 2016 | DST’s North American Customer Communications Business • As the largest North American transactional printer, NACC is a leading provider of customer communications services including print and digital communication solutions, content management, postal optimization, and fulfillment – Pioneered new innovations to drive operational excellence including best of breed technology to deliver accurate and timely communications – Strong management team and execution-focused culture • Blue chip set of Fortune 500 clients across multiple industries, primarily Financial Services and also Healthcare, Telecommunications, and Utilities – Revenue is highly recurring in nature with long term contracts • Financial Highlights (2015 DST Systems, Inc.) – Total Revenue of $1.1 billion1 – Fee Revenue of $445 million2 Source 1: DST Systems, Inc. Source 2: DST Systems, Inc. 2015 Form 10-K.

4 © 2016 | Acquisition Highlights Compelling near, medium and long term opportunities Compelling near term financial benefits Attractive medium term expansion opportunity Larger long term opportunity  Natural expansion opportunity for Investor Communication Solutions  Projected to be immediately accretive to earnings (GAAP and non- GAAP adjusted basis)  $20 million of annualized cost synergies expected in 18-30 months  Deeper penetration of key client segments  Creates North America’s premier customer communications technology platform  Scaled point of consolidation for in-house platforms as industry evolves and moves to digital communications  Investment in next- generation digital capabilities  Leading digital and multi- channel communications provider through Inlet and other capabilities  Positions BR to address low e-adoption rates for financial services and service providers Strategically aligned with key industry trends of Mutualization, Digitization, and Data & Analytics

5 © 2016 | Financial Highlights • Key Terms – $410 million in cash1 – Expected close in July 20162 • Expecting approximately $20 million in annualized cost synergies to be realized over 18-30 months • Projected to be accretive to GAAP diluted earnings per share (“EPS”) and non-GAAP adjusted diluted EPS – $0.01 to $0.03 per share accretive on GAAP basis, and $0.11 to $0.14 per share accretive on non-GAAP adjusted basis in the first year – $0.09 to $0.13 per share accretive on GAAP basis, and $0.16 to $0.21 per share accretive on non-GAAP adjusted basis in the second year – Among assumptions made in EPS projections are estimated interest expenses of $16 million in each of the first and second years • Expect to maintain current Investment Grade credit rating – Company may, subject to market conditions, raise debt capital to pay for portion of purchase price • Capital Stewardship priorities remain the same – Remain committed to 45% dividend payout ratio – Continue to pursue select tuck-in acquisitions – Maintain long term adjusted debt to EBITDAR ratio target of 2:1 – Continue targeted share repurchase greater than anti-dilution levels • Reaffirming FY16 Adjusted Diluted EPS guidance to be around mid-point of 8 to 12% range • On track to deliver our 3-year Investor Day objectives with or without NACC Note 1: Subject to customary working capital and other closing adjustments. Note 2: Subject to customary closing conditions.

6 © 2016 | Summary • Broadridge’s acquisition of DST’s North America Customer Communications business will create North America’s premier customer communications technology platform • Acquisition creates compelling opportunities in the near, medium, and long term – Strategic opportunity for Broadridge – Strong growth and value opportunity for our customers – Strong IRR for Broadridge shareholders

Appendix – Reconciliation of Non-GAAP to GAAP Measures

8 © 2016 | Reconciliation of Non-GAAP EPS to GAAP EPS Projections (Unaudited) (1) Adjusted Diluted EPS (Non-GAAP) is adjusted to exclude the projected impact of amortization of acquired intangibles and integration costs. Net of tax on a diluted share basis this adjustment is estimated to be $0.11 in Year 1 and $0.08 in Year 2. Numbers may not sum due to rounding. Projected impact of acquisition on Earnings Per Share Year 1 Estimates Year 2 Estimates Adjusted Diluted earnings per share (Non-GAAP) (1) $0.11 - $0.14 $0.16 - $0.21 Diluted earnings per share (GAAP) $0.01 - $0.03 $0.09 - $0.13

9 © 2016 | Reconciliation of Non-GAAP to GAAP Measures – FY16 Guidance (Unaudited) Earnings Per Share Growth Rate (1) FY16 Guidance Adjusted Diluted earnings per share (Non-GAAP) 8% - 12% growth Diluted earnings per share (GAAP) 7% - 12% growth (1) Adjusted Diluted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Acquisition Amortization and Other Costs. Fiscal year 2016 Non-GAAP Adjusted Diluted EPS guidance estimates exclude estimated Acquisition Amortization and Other Costs, net of taxes, of $0.18 per share. Acquisition Amortization and Other Costs represents the amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.